UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 3, 2014

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

817-252-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 3, 2014, Pier 1 Imports, Inc. (the “Company”) issued a press release announcing that it will distribute its third quarter fiscal 2015 financial results after market close on Thursday, December 18, 2014, followed by a conference call at 3:30 p.m. Central Time.  The call will be hosted by Alex Smith, President and Chief Executive Officer, and Cary Turner, Senior Executive Vice President and Chief Financial Officer.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1

Press release dated December 3, 2014, announcing that the Company will distribute its third quarter fiscal 2015 financial results after market close on Thursday, December 18, 2014, followed by a conference call at 3:30 p.m. Central Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	December 3, 2014	By:	/s/ Michael A. Carter
Michael A. Carter, Senior V.P. - Compliance
and General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release dated December 3, 2014, announcing that the Company will distribute its third quarter fiscal 2015 financial results after market close on Thursday, December 18, 2014, followed by a conference call at 3:30 p.m. Central Time.